                                                                    EXHIBIT 99.8

     CASE NAME:             KEVCO DISTRIBUTION, LP                 ACCRUAL BASIS

     CASE NUMBER:           401-40789-BJH-11

     JUDGE:                 BARBARA J. HOUSER



                         UNITED STATES BANKRUPTCY COURT


                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: July 31, 2002
                                         -------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


     RESPONSIBLE PARTY:

     /s/ Wilford W. Simpson                                    Treasurer
     ------------------------------------------        ------------------------
     Original Signature of Responsible Party                     Title


     WILFORD W. SIMPSON                                     August 23, 2002
     ------------------------------------------        ------------------------
     Printed Name of Responsible Party                            Date


     PREPARER:

     /s/ Dennis S. Faulkner                               Debtor's Accountant
     ------------------------------------------        ------------------------
     Original Signature of Preparer                              Title


     DENNIS S. FAULKNER                                      August 23, 2002
     ------------------------------------------        ------------------------
     Printed Name of Preparer                                     Date

CASE NAME:                   KEVCO DISTRIBUTION, LP            ACCRUAL BASIS - 1

CASE NUMBER:                 401-40789-BJH-11

COMPARATIVE BALANCE SHEET

                                                           SCHEDULED                  MONTH                MONTH            MONTH
ASSETS                                                      AMOUNT                    Jul-02               -----            -----
------                                                      ------                    ------
1.       Unrestricted Cash (Footnote)                             41,421                       0
2.       Restricted Cash
3.       Total Cash                                               41,421                       0
4.       Accounts Receivable-Net (Footnote)                   17,545,859                 314,759
5.       Inventory (Footnote)                                 27,611,039
6.       Notes Receivable
7.       Prepaid Rent                                            236,697
8.       Other (Attach List)                                     303,392
9.       Total Current Assets                                 45,738,408                 314,759
10.      Property, Plant & Equipment                          22,049,500               9,050,425
11.      Less: Accumulated Depreciation/Depletion             (6,151,901)               (788,687)
12.      Net Property, Plant & Equipment (Footnote)           15,897,599               8,261,738
13.      Due From Insiders
14.      Other Assets - Net of Amortization (Attach List)      5,741,869                 481,876
15.      Other (Attach List)                                 100,961,429             124,215,962
16.      Total Assets                                        168,339,305             133,274,335

POST PETITION LIABILITIES

17.      Accounts Payable
18.      Taxes Payable (Footnote)                                                        384,707
19.      Notes Payable
20.      Professional Fees
21.      Secured Debt
22.      Other (Attach List) (Footnote)                                                1,705,946
23.      Total Post Petition Liabilities                                               2,090,653

PRE PETITION LIABILITIES

24.      Secured Debt (Footnote)                              75,885,064              13,945,516
25.      Priority Debt (Footnote)                              1,412,879
26.      Unsecured Debt                                       19,966,456              18,555,081
27.      Other (Attach List)                                 243,205,150             244,223,968
28.      Total Pre Petition Liabilities                      340,469,549             276,724,565
29.      Total Liabilities                                   340,469,549             278,815,218

EQUITY

30.      Pre Petition Owners' Equity                                                (172,130,244)
31.      Post Petition Cumulative Profit Or (Loss)                                   (33,545,838)
32.      Direct Charges To Equity (Footnote)                                          60,135,199
33.      Total Equity                                                               (145,540,883)
34.      Total Liabilities and Equity                                                133,274,335

This form  x  does    does not have related footnotes on Footnotes Supplement.
         ----      ---

      CASE NAME:    KEVCO DISTRIBUTION, LP                      SUPPLEMENT TO

      CASE NUMBER:  401-40789-BJH-11                          ACCRUAL BASIS - 1

      COMPARATIVE BALANCE SHEET

                                                               SCHEDULED               MONTH                 MONTH          MONTH
      ASSETS                                                    AMOUNT                Jul-02                 -----          -----
      ------                                                    ------                ------
      A.      Inventory Vendor Deposit                                 130,000
      B.      Leased Facility Deposit                                  173,392
      C.
      D.
      E.
      TOTAL OTHER ASSETS -  LINE 8                                     303,392                     0

      A.      Goodwill: Shepherd Products                            5,223,119
      B.      Goodwill: DARCO                                          518,750
      C.      Capitalized Lease                                                              481,876
      D.
      E.
      TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14              5,741,869               481,876

      A.      Intercompany Receivables (Footnote)                  100,961,429           124,215,962
      B.
      C.
      D.
      E.
      TOTAL OTHER ASSETS -  LINE 15                                100,961,429           124,215,962

      POST PETITION LIABILITIES
      A.      Accrued Liabilities                                                            588,787
      B.      Long Term Leases                                                             1,107,492
      C.      Accrued Interest: Bank                                                           9,667
      D.
      E.
      TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                     1,705,946

      PRE PETITION LIABILITIES
      A.      Interco.Payables (Footnote)                          114,705,150           115,723,968
      B.      10 3/8% Senior Sub. Notes                            105,000,000           105,000,000
      C.      Sr. Sub. Exchangeable Notes                           23,500,000            23,500,000
      D.
      E.
      TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27              243,205,150           244,223,968

      CASE NAME:   KEVCO DISTRIBUTION, LP                     ACCRUAL BASIS - 2

      CASE NUMBER: 401-40789-BJH-11

      INCOME STATEMENT

                                                                        MONTH                MONTH            MONTH         QUARTER
      REVENUES                                                          Jul-02               -----            -----           TOTAL
      --------                                                          ------                                                -----
      1.    Gross Revenues                                                       0                                                0
      2.    Less: Returns & Discounts
      3.    Net Revenue                                                          0                                                0

      COST OF GOODS SOLD

      4.    Material
      5.    Direct Labor
      6.    Direct Overhead
      7.    Total Cost Of Goods Sold                                             0                                                0
      8.    Gross Profit

      OPERATING EXPENSES

      9.    Officer / Insider Compensation
      10.   Selling & Marketing
      11.   General & Administrative
      12.   Rent & Lease
      13.   Other (Attach List)                                                235                                              235
      14.   Total Operating Expenses                                           235                                              235
      15.   Income Before Non-Operating
            Income & Expense                                                  (235)                                            (235)

      OTHER INCOME & EXPENSES

      16.   Non-Operating Income (Att List)
      17.   Non-Operating Expense (Att List)
      18.   Interest Expense
      19.   Depreciation / Depletion
      20.   Amortization
      21.   Other (Attach List)
      22.   Net Other Income & Expenses                                          0                                                0

      REORGANIZATION EXPENSES

      23.   Professional Fees
      24.   U.S. Trustee Fees
      25.   Other (Attach List)
      26.   Total Reorganization Expenses                                        0                                                0
      27.   Income Tax
      28.   Net (Profit) Loss                                                 (235)                                            (235)


 This form    does x  does not have related footnotes on Footnotes Supplement.
           ---    ----

      CASE NAME:             KEVCO DISTRIBUTION, LP             SUPPLEMENT TO

      CASE NUMBER:           401-40789-BJH-11                 ACCRUAL BASIS - 2

      INCOME STATEMENT

                                                               MONTH               MONTH     MONTH                 QUARTER
      OPERATING EXPENSES                                      Jul-02               -----     -----                  TOTAL
                                                              ------                                                -----
      A.   Property Maintenance                                         235                                                  235
      B.                                                                                                                       0
      C.                                                                                                                       0
      D.                                                                                                                       0
      E.                                                                                                                       0

         TOTAL OTHER OPERATING EXPENSES - LINE 13                       235                                                  235

      OTHER INCOME & EXPENSES
      A.                                                                                                                       0
      B.                                                                                                                       0
           TOTAL NON-OPERATING INCOME - LINE 16                           0                                                    0
      A.                                                                                                                       0
      B.                                                                                                                       0
      C.                                                                                                                       0
           TOTAL NON-OPERATING EXPENSE - LINE 17                          0                                                    0

      REORGANIZATION EXPENSES
      A.                                                                                                                       0
      B.                                                                                                                       0
      C.                                                                                                                       0
      D.                                                                                                                       0
      E.                                                                                                                       0
       TOTAL OTHER REORGANIZATION EXPENSES - LINE 25                      0                                                    0

      CASE NAME:        KEVCO DISTRIBUTION, LP                ACCRUAL BASIS - 3

      CASE NUMBER:      401-40789-BJH-11

      CASH RECEIPTS AND                                              MONTH                MONTH            MONTH       QUARTER
      DISBURSEMENTS                                                 Jul-02                -----            -----        TOTAL
      -------------                                                 ------                                              -----
      1.   Cash - Beginning Of Month                         SEE ATTACHED SUPPLEMENT AND FOOTNOTE

      RECEIPTS FROM OPERATIONS

      2.   Cash Sales                                                  0                                                    0

      COLLECTION OF ACCOUNTS RECEIVABLE

      3.   Pre Petition
      4.   Post Petition
      5.   Total Operating Receipts                                    0                                                    0

      NON-OPERATING RECEIPTS

      6.   Loans & Advances (Attach List)
      7.   Sale of Assets
      8.   Other (Attach List)
      9.   Total Non-Operating Receipts
      10.  Total Receipts                                              0                                                    0
      11.  Total Cash Available                                                                                             0

      OPERATING DISBURSEMENTS

      12.  Net Payroll                                                                                                      0
      13.  Payroll Taxes Paid                                                                                               0
      14.  Sales, Use & Other Taxes Paid                                                                                    0
      15.  Secured / Rental / Leases                                                                                        0
      16.  Utilities                                                                                                        0
      17.  Insurance                                                                                                        0
      18.  Inventory Purchases                                                                                              0
      19.  Vehicle Expenses                                                                                                 0
      20.  Travel                                                                                                           0
      21.  Entertainment                                                                                                    0
      22.  Repairs & Maintenance                                                                                            0
      23.  Supplies                                                                                                         0
      24.  Advertising                                                                                                      0
      25.  Other (Attach List)                                                                                              0
      26.  Total Operating Disbursements                               0                                                    0

      REORGANIZATION DISBURSEMENTS

      27.  Professional Fees
      28.  U.S. Trustee Fees
      29.  Other (Attach List)
      30.  Total Reorganization Expenses                               0                                                    0
      31.  Total Disbursements                                         0                                                    0
      32.  Net Cash Flow                                               0                                                    0
      33.  Cash - End of Month                                         0                                                    0

This form  x does  x  does not have related footnotes on Footnotes Supplement.
          ----    ---

   CASE NAME:   KEVCO DISTRIBUTION, LP        SUPPLEMENT TO ACCRUAL BASIS -3
                                              JULY, 2002
   CASE NUMBER: 401-40789-BJH-11              CASH RECEIPTS AND DISBURSEMENTS

                                                DIST LP        MFG          MGMT       HOLDING     COMP  KEVCO INC       TOTAL
                                                -------        ---          ----       -------     ----  ---------       -----
 1    CASH-BEGINNING OF MONTH                             -          -    5,047,569          -        -          -     5,047,569

   RECEIPTS FROM OPERATIONS

 2    CASH SALES                                          -          -                                                         -
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                        -          -                                                         -
 4    POST PETITION                                                  -                                                         -

 5    TOTAL OPERATING RECEIPTS                            -          -            -          -        -          -             -

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                               -                                                         -
 7    SALE OF ASSETS                                                                                                           -
 8    OTHER                                               -          -       10,670          -        -          -        10,670
      INTERCOMPANY TRANSFERS                            235                    (235)         -                                 -
                SALE EXPENSE REIMBURSEMENT
                INCOME TAX REFUND                                             4,991
                REBATE
                WORKERS COMP REFUND
                MISC.                                                                                 -
                INTEREST INCOME                                      -        5,679

 9    TOTAL NON OPERATING RECEIPTS                      235          -       10,435          -        -          -        10,670

10    TOTAL RECEIPTS                                    235          -       10,435          -        -          -        10,670

11    CASH AVAILABLE                                    235          -    5,058,004          -        -          -     5,058,239
   OPERATING DISBURSEMENTS
12    NET PAYROLL                                                            12,770                                       12,770
13    PAYROLL TAXES PAID                                             -        4,788                                        4,788
14    SALES, USE & OTHER TAXES PAID                                  -                                                         -
15    SECURED/RENTAL/LEASES                                          -        5,020                                        5,020
16    UTILITIES                                                      -          428                                          428
17    INSURANCE                                                      -          844                                          844
18    INVENTORY PURCHASES                                            -                                                         -
19    VEHICLE EXPENSE                                                -                                                         -
20    TRAVEL                                                         -                                                         -
21    ENTERTAINMENT                                                  -                                                         -
22    REPAIRS & MAINTENANCE                             235          -                                                       235
23    SUPPLIES                                                       -                                                         -
24    ADVERTISING                                                                                                              -
25    OTHER                                               -          -        4,455          -        -          -         4,455
                LOAN PAYMENTS                                        -            -                                            -
                FREIGHT                                              -                                                         -
                CONTRACT LABOR                                       -                                                         -
                401 K PAYMENTS                                       -                                                         -
                PAYROLL TAX ADVANCE ADP                                                                                        -
                WAGE GARNISHMENTS                                                                                              -
                MISC.                                                         4,455                                        4,455

26    TOTAL OPERATING DISBURSEMENTS                     235                  28,305          -        -          -        28,540

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                                                                                        -
28    US TRUSTEE FEES                                                -        7,250                                        7,250
29    OTHER                                                                                                                    -
30    TOTAL REORGANIZATION EXPENSE                        -          -        7,250          -        -          -         7,250

31    TOTAL DISBURSEMENTS                               235          -       35,555          -        -          -        35,790

32    NET CASH FLOW                                       -          -      (25,120)         -        -          -       (25,120)

33    CASH- END OF MONTH                                  -          -    5,022,449          -        -          -     5,022,449

     CASE NAME:    KEVCO DISTRIBUTION, LP                     ACCRUAL BASIS - 4

     CASE NUMBER:  401-40789-BJH-11

                                                            SCHEDULED                MONTH                  MONTH            MONTH
ACCOUNTS RECEIVABLE AGING                                    AMOUNT                  Jul-02                 -----            -----
-------------------------                                    ------                  ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +                                                                                    314,759
5.  Total Accounts Receivable                                     17,545,859                314,759
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net) (Footnote)                          17,545,859                314,759

AGING OF POST PETITION                                                MONTH:        July-02
                                                                             ---------------------------------------------
TAXES AND PAYABLES
                                       0 - 30                31 - 60                61 - 90                 91 +
TAXES PAYABLE                           DAYS                  DAYS                    DAYS                  DAYS          TOTAL
-------------                           ----                  ----                    ----                  ----          -----
1.  Federal
2.  State
3.  Local
4.  Other (See Below)                        384,707                                                                        384,707
5.  Total Taxes Payable                      384,707                                                                        384,707
6.  Accounts Payable                                                                                                              0



                                      MONTH:        July-02
                                             ----------------------------------
STATUS OF POST PETITION TAXES

FEDERAL                                                         BEGINNING TAX     AMOUNT WITHHELD                         ENDING TAX
-------                                                          LIABILITY*       AND/OR ACCRUED     (AMOUNT PAID)        LIABILITY
                                                                 ----------       --------------     -------------        ---------
1.  Withholding **
2.  FICA - Employee **
3.  FICA - Employer **
4.  Unemployment
5.  Income
6.  Other (Attach List)
7.  Total Federal Taxes

STATE AND LOCAL

8.  Withholding
9.  Sales
10. Excise
11. Unemployment
12. Real Property (Footnote)                                         384,707                                                384,707
13. Personal Property
14. Other (Attach List)
15. Total State And Local                                            384,707                                                384,707
16. Total Taxes                                                      384,707                                                384,707


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS - 5

CASE NUMBER:  401-40789-BJH-11



    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                         MONTH:                July-02
                                                ------------------------------


     BANK RECONCILIATIONS                                     Account # 1    Account # 2
     --------------------                                     -----------    -----------
     A.  BANK:                                                                                Other Accounts)           TOTAL
     B.  ACCOUNT NUMBER:                                                                       (Attach List

     C.  PURPOSE (TYPE):
     1.  Balance Per Bank Statement
     2.  Add: Total Deposits Not Credited
     3.  Subtract: Outstanding Checks
     4.  Other Reconciling Items
     5.  Month End Balance Per Books                                                                                        0
     6.  Number of Last Check Written

     INVESTMENT ACCOUNTS

                                                               DATE OF       TYPE OF
     BANK, ACCOUNT NAME & NUMBER                              PURCHASE     INSTRUMENT         PURCHASE PRICE         CURRENT VALUE
     ---------------------------                              --------     ----------         --------------         -------------
     7.
     8.
     9.
     10. (Attach List)
     11. Total Investments                                                                                                  0

     CASH

     12. Currency On Hand                                                                                                   0
     13. Total Cash - End of Month                                                                                          0

This form     does  x does not have related footnotes on Footnotes Supplement.
          ---      ----

CASE NAME:   KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 6

CASE NUMBER: 401-40789-BJH-11                       MONTH:         July-02
                                                          ---------------------

    PAYMENTS TO INSIDERS AND PROFESSIONALS

    Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy
    Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                                    INSIDERS

                    NAME                         TYPE OF PAYMENT         AMOUNT PAID                 TOTAL PAID TO DATE
                    ----                         ---------------         -----------                 ------------------
      1.
      2.
      3.
      4.
      5.   (Attach List)
      6.   Total Payments To Insiders

                                                                       PROFESSIONALS

                                              DATE OF COURT ORDER         AMOUNT       AMOUNT    TOTAL PAID TO    TOTAL INCURRED
                    NAME                      AUTHORIZING PAYMENT        APPROVED       PAID         DATE           & UNPAID *
                    ----                      -------------------        --------       ----         ----           ----------
      1.
      2.
      3.
      4.
      5.   (Attach List)
      6.   Total Payments To Professionals

         * Include all fees incurred, both approved and unapproved

                                     POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                                                              PROTECTION PAYMENTS

                                                                            SCHEDULED
                                                                             MONTHLY            AMOUNTS PAID           TOTAL UNPAID
                   NAME OF CREDITOR                                        PAYMENTS DUE         DURING MONTH          POST PETITION
                   ----------------                                        ------------         ------------          -------------
      1.   Bank of America                                                                                               13,945,516
      2.   Leases Payable                                                                                                None
      3.
      4.
      5.   (Attach List)
      6.   TOTAL                                                                                                         13,945,516

This form     does  x does not have related footnotes on Footnotes Supplement.
          ---      ----

CASE NAME:    KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 7

CASE NUMBER:  401-40789-BJH-11

                                               MONTH:         July-02
                                                      -------------------------

     QUESTIONNAIRE
                                                                                                                YES              NO
                                                                                                                ---              --
     1.      Have any Assets been sold or transferred outside the normal course of business this
             reporting period?                                                                                                    x
     2.      Have any funds been disbursed from any account other than a debtor in possession account?                            x
     3.      Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?             x
     4.      Have any payments been made on Pre Petition Liabilities this reporting period?                                       x
     5.      Have any Post Petition Loans been received by the debtor from any party?                                             x
     6.      Are any Post Petition Payroll Taxes past due?                                                                        x
     7.      Are any Post Petition State or Federal Income Taxes past due?                                                        x
     8.      Are any Post Petition Real Estate Taxes past due?                                                                    x
     9.      Are any other Post Petition Taxes past due?                                                                          x
     10.     Are any amounts owed to Post Petition creditors delinquent?                                                          x
     11.     Have any Pre Petition Taxes been paid during the reporting period?                                                   x
     12.     Are any wage payments past due?                                                                                      x

    If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

     (See Footnote)


     INSURANCE
                                                                                                                YES              NO
                                                                                                                ---              --
     1.      Are Worker's Compensation, General Liability and other necessary insurance
             coverages in effect?                                                                                x
     2.      Are all premium payments paid current?                                                              x
     3.      Please itemize policies below.

    If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

        TYPE OF POLICY                    CARRIER                    PERIOD COVERED            PAYMENT AMOUNT & FREQUENCY
        --------------                    -------                    --------------            --------------------------
Property, Auto, General Liability    Aon Risk Services                3/1/02-9/1/02         Semi-Annual              $98,598
D&O Liability                        Great American Insurance      11/1/2001-10/31/2004     Annual                   $64,657


This form  x does     does not have related footnotes on Footnotes Supplement.
          ---     ---

 CASE NAME:     KEVCO DISTRIBUTION, LP

 CASE NUMBER:   401-40789-BJH-11


                                                      MONTH:    JULY 31, 2002
                                                               --------------

               FOOTNOTES SUPPLEMENT ACCRUAL BASIS

ACCRUAL
BASIS FORM   LINE
NUMBER       NUMBER    FOOTNOTE / EXPLANATION
------       ------    ----------------------
1            1         Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of
3            1         Existing Forms and Records; (2) Authorizing Maintenance of Existing
                       Corporate Bank Accounts and Cash Management System; and
                       (3) Extending Time to Comply with 11 U.S.C. Section 345
                       Investment Guidelines, funds in the Bank of America and
                       Key Bank deposit accounts are swept daily into Kevco's
                       lead account number 1295026976. The Bank of America lead
                       account is administered by, and held in the name of,
                       Kevco Management Co. (co-debtor, Case No.
                       401-40788-BJH-11). Accordingly, all cash receipts and
                       disbursements flow through Kevco Management's Bank of
                       America DIP account. A schedule allocating receipts and
                       disbursements among Kevco, Inc. and its subsidiaries is
                       included in this report as a Supplement to Accrual Basis
                       -3.

1            4         As of July 2001, the remaining accounts receivable are for commissions
4            7         earned for the sale of consigned inventory.  Although collection is uncertain, Debtor will maintain these receivables on the
                       balance sheet until such time as the likelihood of
                       collection can be more accurately determined.

1            5, 12     The sale of Debtor's real property in Douglas, Georgia was finalized during
                       May 2002.  Proceeds from the sale have been placed in a segregated account
                       (see the Supplement to Accrual Basis-3).  Pursuant to Asset Purchase
                       Agreements approved by the Court (see prior Monthly Operating Reports for details), Debtor has sold most of its assets.

1            22        The Debtor records on its books accruals for certain liabilities based on historical estimates. While known creditors were listed on the Debtor's
                       Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition
                       "Accrued Liabilities."

1            15A       Intercompany receivables/payables are from/to co-debtors Kevco Management
1            27A       Co. (Case No. 401-40788-BJH-11), Kevco Manufacturing, LP (Case No.
7            3         401-40784-BJH-11), Kevco Holding, Inc. (Case No. 401-40785-BJH-11), DCM
                       Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                       401-40786-BJH-11), Kevco Components, Inc. (Case No. 401-40790-BJH-11), and
                       Kevco, Inc. (Case No. 401-40783-BJH-11).

1            18        Property tax owing is an accrual only and not yet due.
4            12

1            24        The direct charges to equity are due to secured debt reductions pursuant to
1            32        sales of Kevco Manufacturing, LP's operating divisions, the asset sale of the South Region of Kevco Distribution, as well as direct cash payments.
                       The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                       401-40783-BJH) has been guaranteed by all of its co-debtors (see Footnote
                       1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities.  The charge to equity is simply an adjustment to the balance sheet.

1            25        Pursuant to Order dated February 12, 2001 and Supplemental Order dated
                       March 14, 2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300 per employee.  Debtors were also (a)
                       allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.
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